UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_______________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 28, 2007

_______________________

ANADIGICS, INC.
(Exact name of registrant as specified in its charter)

_______________________

Delaware	0-25662	22-2582106
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer Identification No.)
of incorporation)

141 Mt. Bethel Road, Warren, New Jersey 07059
(Address of principal executive offices)

Registrant’s telephone number, including area code: (908) 668-5000

Not Applicable
(Former name or former address, if changed since last report)

_______________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[    ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[    ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)
[    ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))
[    ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 7.01.                Regulation FD Disclosure.

                          On February 28, 2007, ANADIGICS, Inc. issued a press release announcing that it has filed a preliminary prospectus supplement with the U.S. Securities and Exchange Commission relating to an underwritten public offering of 6,700,000 shares of its common stock under an effective shelf registration statement. A copy of the press release is furnished herewith as Exhibit 99.1.

                          The information in this Current Report on Form 8-K, including Exhibit 99.1, is furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, unless specifically identified therein as incorporated therein by reference.

Item 9.01                Financial Statements and Exhibits.

(d)         Exhibits

Exhibit No.	Description of Exhibit
99.1	Press Release of ANADIGICS, Inc. dated February 28,
2007.

SIGNATURES

                          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:      February 28, 2007

ANADIGICS, Inc.

By:	/s/ Thomas Shields
	Name:	Thomas Shields
	Title:	Executive Vice President and Chief
Financial Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
99.1	Press Release of ANADIGICS, Inc. dated February 28,
2007.